EXHIBIT 10.28

Occidental Energy Marketing, Inc. A subsidiary of Occidental Petroleum Corporation	5 Greenway Plaza, Suite 110, Houston, Texas 77046-0521 P. O. Box 27570, Houston, Texas 77227-7570 Phone 713.215.7000

CRUDE OIL CONTRACT AMENDMENT No. 1

VIA FAX:

TO:	Pioneer Natural Resources USA, Inc.
Attn: Contract Management Services
Fax: (972) 969-3574
Trader: Deb Stewart

FROM:	Occidental Energy Marketing, Inc.
Trader: Mark Hafner

RE:	Occidental Contract # 0809-PNR-134117-P	Amendment #1

This Amendment Number 1 to the Crude Oil Contract between Occidental Energy Marketing, Inc. ("OEMI") and Pioneer Natural Resources USA, Inc. ("Counterparty") dated September, 2008 (the "Contract") is entered into as of January 13, 2011.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties agree that the Contract is hereby amended effective January 1, 2011 as set forth below.

Change the transporter on the Parks 5 & 13*lease to Centurion PL on the contract and Exhibit "A".

All other terms of the agreement are unchanged.

Agreed to and approved by:
OEMI

/s/ Mark Hafner
Mark Hafner
Director, Crude Oil Acquisitions

Agreed to and approved by:
Pioneer Natural Resources USA, Inc.

/s/ Hershal K. Wolfe

Hershal K. Wolfe
Vice President Marketing

01/13/2011

EXHIBIT "A"

OEMI's CONTRACT: 0809-PNR-134117-P#1
Counter Party Name:     Pioneer Natural Resources
Counter Party Contract Number :
Allegro Contract Number:     134117

INTERFACE	PRODUCT	OPERATOR	LEASE NAME	LEASE EFFECTIVE DATE	CONTROLLED	COUNTY	STATE	TRANSPORTER	DELTA	DELTA EFFECTIVE DATE	CONTRACT	PRICE INDEX
742087310000PNTS	WTl	Pioneer Natural Resources	Parks 17 & 25	9/1/2008	100.00000000	MIDLAND	TX	OET Trucks	$0.85	9/1/2008	134117	XP - Midland Sweet
742087300000PNTS	WTI	Pioneer Natural Resources	Parks 5 & 13	9/1/2008	100.00000000	MIDLAND	TX	Centurion Pipeline	$0.85	1/1/2011	134117	XP - Midland Sweet